EXHIBIT 10.2

                                 FIRST AMENDMENT

                                       TO

                        5-YEAR REVOLVING CREDIT AGREEMENT

                                   dated as of

                                  June 9, 2004

                                      among

                       PIONEER NATURAL RESOURCES COMPANY,

                                 as the Borrower



                              JPMORGAN CHASE BANK,
                             as Administrative Agent


                 JPMORGAN CHASE BANK and BANK OF AMERICA, N.A.,

                                as Issuing Banks


                                       and
                            The Lenders Party Hereto


                          ----------------------------


                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as Syndication Agent


        BANK OF AMERICA, N.A., BANK ONE, N.A., FLEET NATIONAL BANK, WELLS
                        FARGO BANK, NATIONAL ASSOCIATION,
                           as Co-Documentation Agents


                          ----------------------------


                    J.P. MORGAN SECURITIES INC. and WACHOVIA
                    CAPITAL MARKETS, LLC, as Co-Arrangers and
                                Joint Bookrunners

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT 5-Year Revolving Credit Agreement (this "First Amendment") dated as of June 9, 2004, among Pioneer Natural Resources Company, a Delaware corporation, as the Borrower, JPMorgan Chase Bank, as Administrative Agent, JPMorgan Chase Bank and Bank of America, N.A., as Issuing Banks, the Lenders party hereto, Wachovia Bank, National Association, as Syndication Agent, Bank of America, N.A., Bank One, N.A., Fleet National Bank, Wells Fargo Bank, National Association, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Co-Arrangers and Joint Bookrunners.

                                 R E C I T A L S

     A.  The  Borrower,  the  Administrative  Agent,  the  Co-Arrangers,   Joint
Bookrunners, Syndication Agent and Co-Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of December 16, 2003 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

     Section 2.  Amendments to Credit Agreement.

     2.1   Amendments to Section 1.01.

     (a)   The definitions of "Agreement" and  "Subsidiary Guarantor" in Section
1.01 of the Credit Agreement are hereby amended to read as follows:

           "Agreement" means this Credit Agreement, as amended by the First Amendment, as the same may from time to time be amended, modified, supplemented or restated.

           "Subsidiary Guarantor" means any Subsidiary that is required to execute and deliver a Subsidiary Guaranty.

     (b)   The definitions of "First  Amendment"  and "Total  Adjusted Debt" are
hereby  added  in  Section  1.01  the  Credit  Agreement  where   alphabetically
appropriate to read as follows:

           "First Amendment" means that certain First Amendment to Credit Agreement dated as of June 9, 2004 among the Borrower, the Administrative Agent, the Co-Arrangers, Joint Bookrunners, Syndication Agent and Co-Documentation Agents and the Lenders.

           "Total Adjusted Debt" means as of any date of determination, all Indebtedness (without duplication) of the Borrower and the Restricted Subsidiaries on a consolidated basis (including any Indebtedness proposed to be incurred on such date of determination and excluding all Indebtedness to be paid on such date of determination with the proceeds thereof).

     2.2 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 6.01  Indebtedness.

                   (a) The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist (collectively "incur") any Indebtedness if the Borrower would be in breach of any covenant set forth in
Section 6.04 as a result of such incurrence.

                   (b) The Borrower will not permit any Restricted Subsidiary to incur Indebtedness included in the definition of Total Adjusted Debt (including for this purpose, the amount of such Indebtedness of the Borrower that is Guaranteed by one or more Restricted Subsidiaries) except for (i) such Indebtedness consisting of obligations, contingent or otherwise, in respect of letters of credit outstanding at such time for all Restricted Subsidiaries in an aggregate amount not exceeding $50,000,000 and (ii) other such Indebtedness (including without limitation, obligations, contingent or otherwise, in respect of letters of credit in excess of the amount permitted by clause (i) of this
Section 6.01(b)) outstanding at such time for all Restricted Subsidiaries in an aggregate amount not exceeding $150,000,000."

     2.3 Amendment to Section 6.05(b). Section 6.05(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                   "(b) No Subsidiary shall Guarantee any Indebtedness included in the definition of Total Adjusted Debt, except for Indebtedness of a Restricted Subsidiary permitted by Section 6.01(b), unless it shall have previously or concurrently therewith executed and delivered a Subsidiary Guaranty to the Administrative Agent together with the items in Sections 4.01(c) and (d) as to such Subsidiary Guarantor and the Subsidiary Guaranty."

     Section 3. Termination of Subsidiary Guaranty. The Subsidiary Guaranty of Pioneer Natural Resources USA, Inc. is hereby terminated.

     Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 4:

     4.1 Counterparts of First Amendment. The Administrative Agent shall have received from the Borrower and the Required Lenders multiple counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of each such party.

     4.2 No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

     4.3 Concurrent Termination. As a result of and concurrently with the termination of the Subsidiary Guaranty, any guarantee by Pioneer Natural Resources USA, Inc. of any other Indebtedness included in the definition of Total Adjusted Debt, except for Indebtedness of a Restricted Subsidiary permitted by Section 6.01(b), shall be automatically terminated.

     Section 5.    Miscellaneous.

     5.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

     5.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment, (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) no Default has occurred and is continuing.

     5.3 Loan Document. This First Amendment is a "Loan Document" as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

     5.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     5.5 No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     5.6 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

Borrower:                               PIONEER NATURAL RESOURCES
--------                                COMPANY

                                        By:   /s/ Timothy L. Dove
                                             ----------------------------------
                                        Name:  Timothy L. Dove
                                        Title: Executive Vice President and
                                               Chief Financial Officer





Administrative Agent & Lender:          JPMORGAN CHASE BANK
-----------------------------
                                        By:   /s/ Robert C. Mertensotto
                                             ----------------------------------
                                        Name:  Robert C. Mertensotto
                                        Title: Managing Director





Co-Arranger:                            J.P. MORGAN SECURITIES INC.
-----------
                                        By:   /s/ George M. Serice
                                             ----------------------------------
                                        Name:  George M. Serice
                                        Title: Vice President





Co-Arranger:                            WACHOVIA CAPITAL MARKETS, LLC
-----------
                                        By:   /s/ David Humphreys
                                             ----------------------------------
                                        Name:  David Humphreys
                                        Title: Director

Syndication Agent & Lender:             WACHOVIA BANK, NATIONAL
--------------------------              ASSOCIATION

                                        By:   /s/ David Humphreys
                                             ----------------------------------
                                        Name:  David Humphreys
                                        Title: Director




Documentation Agent & Lender:           BANK OF AMERICA, N.A.
----------------------------
                                        By:   /s/ Ronald E. McKaig
                                             ----------------------------------
                                        Name:  Ronald E. McKaig
                                        Title: Managing Director




Documentation Agent & Lender:           BANK ONE, N.A.
----------------------------            (MAIN OFFICE CHICAGO)

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




Documentation Agent & Lender:           FLEET NATIONAL BANK
----------------------------
                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




Documentation Agent & Lender:           WELLS FARGO BANK, NATIONAL
----------------------------            ASSOCIATION

                                        By:   /s/ David C. Brooks
                                             ----------------------------------
                                        Name:  David C. Brooks
                                        Title: Vice President

Lenders:                                ABN AMRO
-------
                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        CITIBANK, N.A.

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:



                                        CALYON NEW YORK BRANCH,
                                        as successor in interest by
                                        consolidation to
                                        CREDIT AGRICOLE INDOSUEZ

                                        By:   /s/ Olivier Audemard
                                             ----------------------------------
                                        Name:  Olivier Audemard
                                        Title: Managing Director

                                        CREDIT SUISSE FIRST BOSTON
                                        acting through its Cayman Islands Branch

                                        By:   /s/ Paul Colon
                                             ----------------------------------
                                        Name:  Paul Colon
                                        Title: Director


                                        By:   /s/ Karim Blasetti
                                             ----------------------------------
                                        Name:  Karim Blasetti
                                        Title: Associate




                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By:   /s/ Michael Starmer Smith
                                             ----------------------------------
                                        Name:  Michael Starmer Smith
                                        Title: Managing Director




                                        By:   /s/ Oliver Riedinger
                                             ----------------------------------
                                        Name:  Oliver Riedinger
                                        Title: Vice President




                                        THE BANK OF NOVA SCOTIA

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:


                                        SCOTIABANC INC.

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        SUNTRUST BANK

                                        By:   /s/ James M. Warren
                                             ----------------------------------
                                        Name:  James M. Warren
                                        Title: Director




                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        BARCLAYS BANK PLC

                                        By:   /s/ Nicholas A. Bell
                                             ----------------------------------
                                        Name:  Nicholas A. Bell
                                        Title: Director




                                        BNP PARIBAS

                                        By:   /s/ David Dodd
                                             ----------------------------------
                                        Name:  David Dodd
                                        Title: Director




                                        By:   /s/ Betsy Jocher
                                             ----------------------------------
                                        Name:  Betsy Jocher
                                        Title: Vice President

                                        THE BANK OF NEW YORK

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        DNB NOR BANK ASA

                                        By:   /s/ Peter M. Dodge
                                             ----------------------------------
                                        Name:  Peter M. Dodge
                                        Title: First Vice President




                                        By:   /s/ Nils Fykse
                                             ----------------------------------
                                        Name:  Nils Fykse
                                        Title: Senior Vice President




                                        MIZUHO CORPORATE BANK, LTD

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:   /s/ Mark E. Thompson
                                             ----------------------------------
                                        Name:  Mark E. Thompson
                                        Title: Vice President

                                        WASHINGTON MUTUAL BANK, F.A.

                                        By:   /s/ Mark Isensee
                                             ----------------------------------
                                        Name:  Mark Isensee
                                        Title: Vice President




                                        AUSTRALIA AND NEW ZEALAND
                                        BANKING GROUP LIMITED

                                        By:   /s/ John W. Wade
                                             ----------------------------------
                                        Name:  John W. Wade
                                        Title: Director




                                        HARRIS NESBITT FINANCING, INC.
                                        (fka BMO NESBITT BURNS FINANCING, INC.)

                                        By:   /s/ James V. Ducote
                                             ----------------------------------
                                        Name:  James V. Ducote
                                        Title: Vice President




                                        KBC BANK N.V.

                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:




                                        By:
                                             ----------------------------------
                                        Name:
                                        Title:

                                        TORONTO DOMINION (TEXAS), INC.

                                        By:   /s/ Mark A. Baird
                                             ----------------------------------
                                        Name:  Mark A. Baird
                                        Title: Vice President




                                        UFJ BANK LIMITED

                                        By:   /s/ Clyde L. Redford
                                             ----------------------------------
                                        Name:  Clyde L. Redford
                                        Title: Senior Vice President